                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 (File No. 333-75093, 333-10739 and 333-79163) of Integra Bank Corporation of our report dated January 22, 2003, relating to the consolidated financial statements which appear in this Form 10-K.


/s/ Pricewaterhouse Coopers LLP
PricewaterhouseCoopers LLP
Atlanta, Georgia
March 20, 2003